UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

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      Date of Report (Date of earliest event reported): August 17, 2006


                          PEOPLES BANCORPORATION, INC.




Incorporated under the    Commission File No. 000-20616      I.R.S. Employer
laws of South Carolina                                       Identification No.
                                                                 57-0951843




                              1818 East Main Street

                          Easley, South Carolina 29640

                            Telephone: (864) 859-2265

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

         On August 17, 2006, the Board of Directors of Peoples National Bank, a wholly-owned subsidiary of the Company, increased the fees paid to its Chairman of the Board to $1,425 per meeting.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  PEOPLES BANCORPORATION, INC.
                                  (Registrant)



Date: August 17, 2006          By: /s/ Robert E. Dye, Jr.
                                  ----------------------------------------------
                                  Robert E. Dye, Jr.
                                  Senior Vice President (Principal Financial
                                   and Principal Accounting Officer)






















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